                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 1999

                                HEALTHSTAR CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  0-19499                 91-1934592
----------------------------     ---------------         -----------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

     15720 North Greenway Hayden Loop, Suite 1,
                Scottsdale, Arizona                        85260
        -------------------------------------          -------------
      (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (480) 451-8575



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (b)  Pro Forma Financial Information (unaudited)

               (i)  Pro Forma Condensed Consolidated Balance Sheet (December 31,
                    1999);

               (ii) Pro Forma Condensed Consolidated Statement of Operations
                    (Year ended March 31, 1999);

               (iii) Pro Forma Condensed Consolidated Statement of Operations
                    (For Nine Months ended December 31, 1999); and

               (iv) Notes to Unaudited Pro Forma Condensed Consolidated
                    Financial Statements.

(c)      Exhibits

          99.1    Pro Forma Financial Information Identified on Item 7(b).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HEALTHSTAR CORP.,
                                             a Delaware corporation


                                            /s/ STEVEN A. MARCUS
                                            ------------------------------------
                                            Steven A. Marcus
                                            Vice President and Chief Financial
                                            Officer


Date:    March 31, 2000

                                HEALTHSTAR CORP.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

         The Unaudited Pro Forma Condensed Financial Statements are intended to show the financial condition and the operating results of the remaining entity assuming that the sales of HealthStar Corp.'s two subsidiaries occurred as of the dates indicated. The Unaudited Pro Forma Condensed Consolidated Statements of Operations set forth herein present the results of operations of HealthStar Corp., assuming that the sale of HealthStar, Inc. occurred on April 1, 1998, for the operating statements for the year ended March 31, 1999 and the nine months ended December 31, 1999. The December 31, 1999 Unaudited Pro Forma Condensed Consolidated Balance Sheet set forth herein presents the financial position of the company assuming the sale of HealthStar Inc. occurred on December 31, 1999. Adjustments necessary to reflect these assumptions and to restate the historical consolidated balance sheet and results of operations are presented in the Pro Forma Adjustments columns, which are further described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

         On December 30, 1999, the Company sold all of the assets of its wholly owned subsidiary National Health Benefits & Casualty Corp. ("NHBC") to Carlmont Capital Group, Inc., a California based company. The Company received $1,500,000 in cash at closing and an earnout agreement that may provide up to an additional $300,000 in cash, based on the actual cash flows of NHBC over the next 18 months. The Company recorded a gain on the disposition of assets of $1,145,746. The Unaudited Pro Forma Condensed Consolidated Statements of Operations assume that the sale of NHBC occurred on April 1, 1998 and therefore, the operating results of NHBC from that date through December 30, 1999 (the date upon which the sale was consummated) have been excluded. The sale of NHBC has been effected in the balance sheet at December 31, 1999.

         The historical financial information for HealthStar Corp. is derived from the consolidated financial statements of HealthStar Corp. as of and for the year ended March 31, 1999, and the unaudited consolidated financial statements of HealthStar Corp. as of and for the nine months ended December 31, 1999.

         The Unaudited Pro Forma Condensed Consolidated Financial Statements are based on certain assumptions and adjustments described in the related Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements and should be read in conjunction with the Stock Purchase Agreement and the HealthStar Corp. audited and unaudited historical financial statements and notes thereto.

                                HEALTHSTAR CORP.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999



                                                               HEALTHSTAR
                                                                  INC.
                                                               PRO FORMA                TOTAL
                    ASSETS                       ACTUAL       ADJUSTMENTS              PRO FORMA
                                              -------------   -------------          ---------------

Current assets:
   Cash and cash equivalents                   $   299,783     $  8,880,000      (1a)
                                                                   (196,730)  (1b,3a)
                                                                   (300,000)     (1c)
                                                                 (1,325,000)     (1d)      7,358,053
   Trade accounts receivable, net                1,537,176       (1,437,176)     (3b)        100,000
   Other current assets                            372,906         (186,518)     (3c)        186,388
                                               -------------    -------------         ---------------
                    Total current assets         2,209,865        5,434,576                7,644,441

  Property and equipment, net                    1,893,835       (1,863,575)     (3d)         30,260
  Goodwill, net                                  7,674,809       (7,674,809)     (3e)              -
  Other assets, at cost                            166,179          (32,823)     (3f)        133,356
                                              -------------     -------------          ---------------
                    Total assets               $11,944,688      $(4,136,631)             $ 7,808,057
                                              =============     =============          ===============

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                             $   509,064    $   (420,444)     (3g)     $    88,620
  Accrued expenses                               1,203,783        (779,861)     (3h)         423,922
  Current portion of long-term debt              1,525,000      (1,325,000)     (1d)         200,000
                                              -------------   -------------            ---------------
                    Total current liabilities    3,237,847      (2,525,305)                  712,542

Shareholders' equity:
  Common stock, $.001 par value, 15,000,000
shares authorized,
  4,145,872 shares issued and outstanding            4,146                                     4,146
  Additional paid-in capital                     8,727,428                                 8,727,428
  Accumulated deficit                              (24,733)      8,880,000      (2a)
                                                                  (300,000)     (2b)
                                                               (10,191,326)     (2c)      (1,636,059)
                                              -------------     -------------            ---------------
                    Total shareholders'
                     equity                      8,706,841      (1,611,326)                7,095,515
                                              -------------     -------------            ---------------
                    Total liabilities and
                     shareholders' equity      $11,944,688     $(4,136,631)              $ 7,808,057
                                              =============    =============             ===============



See accompanying notes to unaudited pro forma condensed consolidated financial statements

                                HEALTHSTAR CORP.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            YEAR ENDED MARCH 31, 1999



                                                                   NHBC                          HEALTHSTAR INC.
                                                                 PRO FORMA                         PRO FORMA           TOTAL
                                                    ACTUAL      ADJUSTMENTS         TOTAL         ADJUSTMENTS        PRO FORMA
                                                 ------------- --------------   ---------------  ---------------   ---------------

Revenues:
     Capitated fees                             $ 9,481,392    $  (152,372) (1)  $  9,329,020     $ (9,329,020) (4) $     -
     Repricing fees                               6,893,519     (2,480,084) (1)     4,413,435       (4,413,435) (4)       -
     Other income                                   540,381        (21,414) (1)       518,967         (518,967) (4)       -
                                                 ------------- --------------   ---------------  ---------------   ---------------
                                                 16,915,292     (2,653,870)        14,261,422      (14,261,422)           -
                                                 ------------- --------------   ---------------  ---------------   ---------------

Operating expenses:
     Cost of services                             2,434,238       (804,593) (1)     1,629,645       (1,629,645) (4)
     Salaries and wages                           8,202,561       (782,762) (1)     7,419,799       (7,057,803) (4)      361,996
     General and administrative                   4,877,761       (346,936) (1)     4,530,825       (3,998,246) (4)      532,579
     Depreciation and amortization                1,214,204        (51,353) (1)     1,162,851       (1,149,617) (4)       13,234
                                                 ------------- --------------   ---------------  ---------------   ---------------
                                                 16,728,764     (1,985,644)        14,743,120      (13,835,311)          907,809
                                                 ------------- --------------   ---------------  ---------------   ---------------

Income (loss) from operations                       186,528       (668,226)          (481,698)        (426,111)         (907,809)

Non-operating income (expense
     Interest expense                              (397,165)          (228) (1)      (397,393)         394,832  (4)       (2,561)
     Loss on sale of investment                     (59,626)                          (59,626)                           (59,626)
                                                 ------------- --------------   ---------------  ---------------   ---------------

Income (loss) before income taxes                  (270,263)      (668,454)          (938,717)         (31,279)         (969,996)

Income tax expense (benefit)                        (94,593)      (233,959) (1)      (328,552)         (10,948) (4)     (339,499)
                                                 ------------- --------------   ---------------  ---------------   ---------------
        Net earnings (loss)                     $  (175,670)   $  (434,495)      $   (610,165)    $    (20,331)      $  (630,497)
                                                 ============= ==============   ===============  ===============   ===============
Earnings (loss) per share - basic and dilute    $     (0.05)                     $      (0.19)                       $     (0.20)
                                                 =============                  ===============                    ===============
Weighted average shares outstanding - basic and
diluted                                           3,216,676                         3,216,676                          3,216,676
                                                 =============                  ===============                    ===============



See accompanying notes to unaudited pro forma condensed consolidated financial statements

                                HEALTHSTAR CORP.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       NINE MONTHS ENDED DECEMBER 31, 1999



                                                                   NHBC                          HEALTHSTAR INC.
                                                                 PRO FORMA                         PRO FORMA           TOTAL
                                                    ACTUAL      ADJUSTMENTS         TOTAL         ADJUSTMENTS        PRO FORMA
                                                ------------- --------------   ---------------  ---------------   ---------------

Revenues:
     Capitated fees                              $  6,201,906   $   (12,849) (1)  $  6,189,057      (6,189,057) (4)      -
     Repricing fees                                 4,294,089    (1,825,285) (1)         2,468      (2,468,804) (4)      -
      Other income                                    222,138          (963) (1)       221,175        (221,175) (4)      -
                                                  ------------- --------------   ---------------  ---------------   ---------------
                                                   10,718,133    (1,839,097)          8,879,036     (8,879,036)          -
                                                  ------------- --------------   ---------------  ---------------   ---------------

Operating expenses:
     Cost of services                               1,401,696      (541,869) (1)       859,827        (859,827) (4)
     Salaries and wages                             5,570,288      (469,801) (1)     5,100,487      (4,832,060) (4)       268,427
     General and administrative                     3,091,327      (243,859) (1)     2,847,468      (2,620,719) (4)       226,749
     Depreciation and amortization                    937,513       (34,669) (1)       902,844        (898,965) (4)         3,879
                                                 ------------- --------------   ---------------  ---------------   ---------------
                                                   11,000,824    (1,290,198)         9,710,626      (9,211,571)           499,055
                                                 ------------- --------------   ---------------  ---------------   ---------------

Income (loss) from operations                        (282,691)     (548,899)          (831,590)        332,535           (499,055)

Non-operating income (expense)

     Interest expense                                (230,600)       (1,203) (1)      (231,803)        231,803  (4)      -
     Gain on disposition of assets                  1,145,748    (1,145,748) (1)       -                                 -
     Asset impairment charge                         (650,000)                        (650,000)        650,000  (4)      -
                                                 ------------- --------------   ---------------  ---------------   ---------------

Income (loss) before income taxes                     (17,543)   (1,695,850)        (1,713,393)      1,214,338           (499,055)

Income tax expense (benefit)                          223,893      (593,548) (1)      (369,655)        425,018  (4)        55,363
                                                 ------------- --------------   ---------------  ---------------   ---------------

        Net earnings (loss)                      $   (241,436)  $(1,102,302)      $ (1,343,738)     $  789,320     $     (554,418)
                                                 ============= ==============   ===============  ===============   ===============
Earnings (loss) per share - basic and diluted    $      (0.06)                    $      (0.35)                     $        0.14
                                                 =============                  ===============                    ===============
Weighted average shares outstanding - basic and
diluted                                             3,879,378                        3,879,378                          3,879,378
                                                 =============                  ===============                    ===============



See accompanying notes to unaudited pro forma condensed consolidated financial statements

                                HEALTHSTAR CORP.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

         HealthStar Corp. has entered into an agreement with Beyond Benefits, Inc. to sell all of the stock of HealthStar Inc. to Beyond Benefits, Inc. for $8,880,000 in cash. The agreement is subject to the approval of the shareholders of HealthStar Corp.

         All pro forma adjustments have been prepared assuming that the sale of HealthStar Inc. occurred on April 1, 1998 for the statements of operations and on December 31, 1999 for balance sheet purposes. The financial statements as of and for the nine-month period ended December 31, 1999 reflect $650,000 of asset impairment charges that were made prior to the finalization of the current sales price. As a result of the most recent amendment to the Stock Purchase Agreement, the sale of HSI is expected to create a loss on sale of approximately $1,600,000. The Company expects to take this loss as an additional asset impairment charge in the quarter ending March 31, 2000.

         On December 30, 1999 the Company sold the assets of NHBC to Carlmont Capital Group, Inc., a privately-held company that is not affiliated with the Company, for $1,500,000 cash. The Company also received an earnout agreement which may generate an additional $300,000 through June 29, 2001. Management assigned no value to the earnout provision. The Company recorded a gain on disposition of assets of $1,145,746. The Unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared in a manner consistent with the HealthStar, Inc. sale. The sale of NHBC has been effected in the balance sheet at December 31, 1999.

         The unaudited pro forma condensed consolidated financial statements assume the following:



                                                                             HEALTHSTAR INC.

         TRANSACTION DATE                                             APRIL 1, 1998        DECEMBER 31,1999
                                                                     -------------         ----------------
         Cash                                                        $  8,880,000            $  8,880,000
         Transaction and related costs                                   (300,000)               (300,000)
         Net assets of HealthStar, Inc.                               (11,501,481)            (10,191,326)
                                                                     ------------            ------------
          Loss on sale                                               $ (2,921,481)           $ (1,611,326)
                                                                     ============            ============




NHBC Adjustments:

         (1) To record the effect of eliminating the results of NHBC, the net effect of which is assumed to be tax effected at the expected rate of 35%.

HealthStar, Inc. Adjustments:

         (1) To record cash received from sale and payment of debt:

               (a) Cash received for sale of HealthStar Inc.                                  $  8,880,000
               (b) Elimination of HealthStar Inc. cash at December 31, 1999                       (196,730)
               (c) Transaction and related costs                                                  (300,000)
               (d) Payoff Harris Bank indebtedness                                              (1,325,000)
                                                                                               -----------
                                                                                              $  7,058,053

         (2) To record the loss on sale (no tax benefit is expected to be realized):

               (a) Cash received from the sale of HealthStar Inc.                             $  8,880,000
               (b) Transaction and related costs                                                  (300,000)
               (c) Net assets of HealthStar Inc.                                               (10,191,326)
                                                                                              -------------
                                                                                              $ (1,611,326)
                                                                                             ==============

         (3) To record the disposition of the assets and liabilities of HealthStar, Inc. The composition of the December 31, 1999 net assets of HealthStar, Inc. is as follows:

               (a) Cash                                                                       $    196,730
               (b) Trade accounts receivable, net                                                1,437,176
               (c) Other current assets                                                            186,518
               (d) Property and equipment, net                                                   1,863,575
               (e) Goodwill, net                                                                 7,674,809
               (f) Other assets                                                                     32,823
                                                                                              -------------
                     Total assets                                                               11,391,631
               (g) Accounts payable                                                               (420,444)
               (h) Accrued expenses                                                               (779,861)
                             Net assets                                                       $ 10,191,326

         (4)   To record the effect of eliminating the results of HealthStar
               Inc., the net effect of which is assumed to be tax effected at the expected rate of 35%.


                           Comparative Per Share Data
                                   (Unaudited)

         The following table reflects the historical net income (loss) per share from the continuing operations after giving effect to the sale of the NHBC assets and the planned sale of HealthStar, Inc. The information presented in this table should be read in conjunction with the pro forma financial data appearing elsewhere herein and the Company's consolidated financial statements included in the Company's annual report on Form 10-KSB for the year ended
March 31, 1999.


                                                                 Year Ended            Nine Months Ended
                                                               MARCH 31, 1999          DECEMBER 31, 1999
                                                               --------------          -----------------
Net income (loss) per share                                       $(0.05)                   $(0.06)
Pro Forma income (loss) per share                                  (0.20)                    (0.14)
Historical book value per share                                                               0.25
Pro Forma book value per share                                                                1.71



         Book value per share is computed at December 31, 1999 by measuring tangible book value (historical shareholders' equity of $8,706,841 less goodwill of $7,674,809 divided by 4,145,872 shares outstanding; and pro forma shareholders' equity of $7,095,515 less goodwill of $0 divided by 4,145,872 shares outstanding).